Investments - Company's Combined Proportionate Share of Major Components of Financial Statements (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Equity Method Investments and Joint Ventures [Abstract]
Current assets	$ 1,680	$ 1,914
Non-current assets	3,573	3,870
Current liabilities	1,266	1,500
Long-term liabilities	994	1,131
Sales	4,142	5,133
Cost of goods sold & expenses	3,949	4,765
Net income	$ 193	$ 368